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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2003

QUIDEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)
10165 McKellar Court San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)

        Registrant's telephone number, including area code: (858) 552-1100

        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

        On March 27, 2003, Quidel Corporation (the "Company") announced the streamlining of its executive leadership structure with such changes taking effect as of March 27, 2003.

        A copy of the Company's press release dated March 27, 2003, announcing the foregoing, is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits:

        The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 27, 2003, announcing the Company's streamlining of its executive leadership structure.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2003	QUIDEL CORPORATION
	By:	/s/ PAUL E. LANDERS
Name: Paul E. Landers Its: Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated March 27, 2003, announcing the Company's streamlining of its executive leadership structure.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX